Exhibit 10.9

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Letter Agreement

dated

September 30, 2015

This letter agreement dated September 30, 2015 (this “Letter Agreement”) amends that (i) Securities Purchase Agreement dated September 30, 2015 (the “SPA”) by and between Amarantus Bioscience Holdings, Inc. (the “Company”) and Delafield Investments Limited (“Delafield”) and (ii) Exchange Agreement dated September 30, 2015, between Dominion Capital, LLC (“Dominion,” and, together with Delafield, collectively, the “Lenders”) and the Company (the “Exchange Agreement,” and, together with SPA, collectively, the “Acquiring Agreements”) solely to the extent described below. To the extent of any inconsistency between this Letter Agreement and/or the Acquiring Agreement(s), this Letter Agreement shall control and supersede any contrary provisions in either of the Acquiring Agreements.

This Letter Agreement is incorporated by reference into the Acquiring Agreements.

Capitalized terms used but not defined herein shall have the meanings set forth in the applicable Acquiring Agreements. Except as expressly set forth in this Letter Agreement, the Acquiring Agreements shall continue unmodified.

Increase in Authorized Shares of Common Stock

Notwithstanding anything to the contrary provided herein or elsewhere, the Company shall use its best-efforts to (i) file with the Secretary of State of Nevada, and (ii) cause to be effective a Certificate of Amendment to the Company’s Certificate of Incorporation increasing its authorized and unissued shares of Common Stock to 150,000,000 shares (the “Increase”), within sixty (60) days from the date hereof, but in no event later than seventy-five (75) days following the date hereof (the “Last Day”). Failure by the Company to use its best efforts to effectuate the Increase, if the Increase does not occur by the Last Day and/or if the Increase occurs by the Last Day but such Increase did not comply with all applicable laws, rules and regulations, including but not limited to the laws of the State of Nevada and the Securities and Exchange Commission (each a “Breach”), then the Company shall pay to each Lender for each day that the Company has not cured such Breach in cash by wire transfer to each Lender an amount equal to 1% of each such Lender’s aggregate principal amount of Notes, Stated Value of any Series E Preferred Stock of the Company (the “E Shares”), and Stated Value of any Series H Preferred Stock of the Company (the “H Shares”) owned by such Lender until such Breach is cured and all amounts owed to the Lenders hereunder are received in full in cash by each Lender by wire transfer pursuant to wiring instructions provided to the Company from each Lender (the “1% Payment”). Notwithstanding anything to the contrary provided herein, at either Lenders’ option, such Lender may (subject to any other agreement between the parties) declare and Event of Default under the Notes and/or require a Mandatory Redemption (as defined in the E Certificate or the H Certificate, as applicable) and obtain any other relief available under applicable law, whether in equity or otherwise, and/or in any of the Documents, the RD SPA, the RD Warrants, the E Certificate, the H Certificate and/or any documents related thereto (the “RD Documents”). In no event shall any action or non-action by either Lender constitute a waiver of any right and/or remedy such Lender may have under law, the Documents and/or the RD Documents. Once the Increase is in effect, the Company shall immediately calculate the Required Reserve Amount for each Lender (for Delafield as defined in the SPA and for Dominion as defined in the Exchange Agreement) and immediately provide a draft of an irrevocable instruction to its transfer agent to each Lender, which once approved by each Lender, shall immediately be signed by the Company and delivered to the Company’s transfer agent to meet the Required Reserve Amount of each Lender. In addition to the Increase as provided in this Letter Agreement, in the event that at any time and from time to time following the Increase the Required Reserve Amount for each Lender has not been reserved and the Company does not have sufficient authorized but unissued shares of Common Stock to meet such Required Reserve Amount, then the Company shall have the same obligation set forth above with respect to the Increase including, but not limited to, the 60 and 75 days and its obligations to use its best efforts, but adjusted as applicable to any subsequent deficiency in the Required Reserve Amount and the Lenders shall have the same rights and remedies, including but not limited to, the right to receive 1% Payments for any Breach.

The date of this Letter Agreement is September 30, 2015

[ACKNOWLEDGEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written

DELAFIELD INVESTMENTS LIMITED

By:
Name:
Title:

DOMINION CAPITAL, LLC

By:
Name:
Title:

AMARANTUS BIOSCIENCE HOLDINGS, INC.

By:
Name:
Title:

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